================================================================================

INVESTMENT ADVISER Value Line, Inc.                           ------------------
                   220 East 42nd Street                          ANNUAL REPORT
                   New York, NY 10017-5891                    ------------------
                                                               DECEMBER 31, 2002
DISTRIBUTOR        Value Line Securities, Inc.                ------------------
                   220 East 42nd Street
                   New York, NY 10017-5891

CUSTODIAN BANK     State Street Bank and Trust Co.
                   225 Franklin Street
                   Boston, MA 02110

SHAREHOLDER        State Street Bank and Trust Co.
SERVICING AGENT    c/o NFDS
                   P.O. Box 219729 Kansas City, MO 64121-9729

INDEPENDENT        PricewaterhouseCoopers LLP
ACCOUNTANTS        1177 Avenue of the Americas
                   New York, NY 10036

LEGAL COUNSEL      Peter D. Lowenstein, Esq.
                   Two Sound View Drive, Suite 100
                   Greenwich, CT 06830

DIRECTORS          Jean Bernhard Buttner                           VALUE LINE
                   John W. Chandler                             LEVERAGED GROWTH
                   Frances T. Newton                             INVESTORS, INC.
                   Francis C. Oakley
                   David H. Porter
                   Paul Craig Roberts
                   Marion N. Ruth
                   Nancy-Beth Sheerr

OFFICERS           Jean Bernhard Buttner
                   CHAIRMAN AND PRESIDENT
                   Alan N. Hoffman
                   VICE PRESIDENT
                   Philip J. Orlando
                   VICE PRESIDENT
                   Stephen E. Grant
                   VICE PRESIDENT
                   David T. Henigson
                   VICE PRESIDENT AND
                   SECRETARY/TREASURER                               [LOGO]
                   Joseph Van Dyke                                 VALUE LINE
                   ASSISTANT SECRETARY/TREASURER                     NO-LOAD
                   Stephen La Rosa                                   MUTUAL
                   ASSISTANT SECRETARY/TREASURER                     FUNDS

THIS REPORT IS ISSUED FOR INFORMATION OF SHAREHOLDERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND (OBTAINABLE FROM THE DISTRIBUTOR).

                                                                         #524250

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
                                                     TO OUR VALUE LINE LEVERAGED
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

To anyone with exposure to the U.S. stock market, it will come as no surprise that we have been through a vicious bear market. Equity returns were negative in both 2000 and 2001, and the year just ended makes for losses three years in a row. This contracting cycle is the worst equity market since the bear market of 1973-74, and it now ranks as one of the four worst markets in the last 75 years, rivaling the 1939-41 and the 1929-32 downturns.

While we were able to navigate the turbulence of the first half of 2002 pretty much in line with the broad market, the environment for large-capitalization growth stocks turned more negative during the July-December period. Annual performance comparisons for our Fund and the Standard & Poor's Composite Index(1) (both including reinvested dividends) are as follows: Leveraged Growth -26.96 vs. S&P 500 -22.10, for the full year.

Many factors contributed to our negative relative performance during the second half. First, the market's focus on small-cap stocks and on "value" issues, wherein underpriced or beaten-down stocks prosper at the expense of growth names, continued from prior periods into 2002's third and fourth quarters. This effect was quite dramatic: even though the market as a whole was down in the second half, during the few brief recoveries that did occur, the stocks of big, well-established companies like General Electric, Citigroup, and Microsoft failed to gain any traction.

We also suffered from the derailing of the economy's consumer sector, where we have equity concentrations in consumer staples, consumer discretionary and retail. Part of the problem was a modest advance in the national unemployment rate; another factor was a disappointing holiday sales season for retail companies, aggravated by the shorter-than-usual period between Thanksgiving and Christmas last year. We still think that retailers should command an overweighted position in a growth-oriented portfolio (since some of the second-half damage to the stocks was a result of profit-taking in issues that had done relatively well over many previous quarters), but we were unable to avoid the damage late in 2002.

Finally, we were unable to participate in a mini-rally that unfolded over the fourth quarter in the stocks of many technology and telecommunications companies. Several of these issues, which have posted disappointing sales and earnings for most of the past three years, are ranked in Groups 4 or 5 of the Value Line Timeliness Ranking System, and our discipline avoids such low-ranked stocks.

If there was any good news during last year's second half, it was that there seems to be an end to the drumbeat of corporate mischief that shrouded the equity market for most of the past year. The headlines screaming the latest details about Enron, WorldCom, Tyco International, Quest Communications, and other such corporations have finally slowed to a trickle, and we believe that faith in the integrity of the vast preponderance of Corporate America has largely been restored.

We are grateful for your continued confidence in Value Line, and we wish you the best for a happy and prosperous new year.

                                                        Sincerely,

                                                       /s/ Jean Bernhard Buttner

                                                       Jean Bernhard Buttner
                                                       CHAIRMAN AND PRESIDENT
February 18, 2003
--------------------------------------------------------------------------------

(1) THE S&P 500 INDEX CONSISTS OF 500 STOCKS WHICH ARE TRADED ON THE NEW YORK STOCK EXCHANGE, AMERICAN STOCK EXCHANGE AND THE NASDAQ NATIONAL MARKET SYSTEM AND IS REPRESENTATIVE OF THE BROAD STOCK MARKET. THIS IS AN UNMANAGED INDEX AND DOES NOT REFLECT CHARGES, EXPENSES OR TAXES, AND IT IS NOT POSSIBLE TO DIRECTLY INVEST IN THIS INDEX.

--------------------------------------------------------------------------------
2

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.
GROWTH INVESTORS SHAREHOLDERS
--------------------------------------------------------------------------------

ECONOMIC OBSERVATIONS
---------------------

The U.S. economy is continuing to chart an uneven course. Thus, following a strong opening quarter in 2002, in which the nation's gross domestic product surged by 5.0%, a lackluster second quarter that saw the pace of expansion cut back sharply to 1.3%, and a subsequent stepup in the third quarter, with GDP growth coming in at a relatively strong 4.0%, the pace of activity has slowed again, and markedly so. For example, industrial production, factory usage, and consumer confidence are all contracting at present, while the employment outlook remains unsettled. The lone uniformly bright spot is the resilient housing market. Given this weak overall backdrop, however, it wasn't very surprising that the government reported that GDP growth eased to just 0.7% in the October-to-December period.

What's more, there appears to be no quick or easy cure for what ails this economy, with the outcome of both a likely war with Iraq and the President's fiscal stimulus package still up in the air. Such uncertainty will continue to have a negative effect on both consumer spending and business capital investment. All told, we project that GDP will increase by 2%, or less, during the opening half of 2003, before some expected resolution of the above global and domestic uncertainties helps to better underpin the economy after midyear.

Inflation, meantime, remains muted, thanks, in part, to generally modest labor cost increases. Adequate supplies of raw materials are also helping to keep the costs of production low. We caution, though, that as the U.S. economy moves further along the recovery road over the next several years, some modest increases in pricing pressures will emerge. Absent a more vigorous long-term business recovery than we now forecast, or a prolonged rise in oil prices stemming from a surprisingly long conflict in the Middle East, inflation should continue to be held in comparative check through the middle years of this decade. Interest rates, therefore, are likely to remain relatively stable.

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

--------------------------------------------------------------------------------

            COMPARISON OF A CHANGE IN VALUE OF A $10,000 INVESTMENT
                    IN VALUE LINE LEVERAGED GROWTH INVESTORS
                          AND THE S&P 500 STOCK INDEX*

                              [PLOT POINTS GRAPH]

                            (FROM 1/1/93 TO 12/31/02)
--------------------------------------------------------------------------------

* THE STANDARD AND POOR'S 500 INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX THAT IS REPRESENTATIVE OF THE LARGER-CAPITALIZATION STOCKS TRADED IN THE UNITED STATES.

THE RETURN FOR THE INDEX DOES NOT REFLECT EXPENSES WHICH ARE DEDUCTED FROM THE FUND'S RETURNS.

PERFORMANCE DATA:**

                                     AVERAGE ANNUAL     GROWTH OF AN ASSUMED
                                      TOTAL RETURNS     INVESTMENT OF $10,000
                                    ----------------   ----------------------
 1 year ended 12/31/02 ..........         -26.96%              $ 7,304
 5 years ended 12/31/02 .........          +0.57%              $10,289
10 years ended 12/31/02 .........          +9.10%              $23,890

**THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NO GUARANTEE
  OF FUTURE PERFORMANCE. THE AVERAGE ANNUAL TOTAL RETURNS AND GROWTH OF AN ASSUMED INVESTMENT OF $10,000 INCLUDE DIVIDENDS REINVESTED AND CAPITAL GAINS DISTRIBUTIONS ACCEPTED IN SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTMENT, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ITS ORIGINAL COST. THE PERFORMANCE DATA AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
4

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

PORTFOLIO HIGHLIGHTS AT DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                        VALUE       PERCENTAGE
ISSUE                                     SHARES   (IN THOUSANDS)  OF NET ASSETS
--------------------------------------------------------------------------------
Fifth Third Bancorp ................... 250,000        $14,638           4.4%
Medtronic, Inc. ....................... 320,000         14,592           4.4
Harley-Davidson, Inc. ................. 300,000         13,860           4.1
HCA, Inc. ............................. 280,000         11,620           3.5
Lowe's Companies, Inc. ................ 300,000         11,250           3.4
Kohl's Corp. .......................... 200,000         11,190           3.4
Johnson & Johnson ..................... 200,000         10,742           3.2
Bed Bath & Beyond Inc. ................ 300,000         10,359           3.1
Microsoft Corp. ....................... 200,000         10,340           3.1
American International Group, Inc. .... 175,000         10,124           3.0

Five Largest Industry Categories

                                                        VALUE        PERCENTAGE
INDUSTRY                                           (IN THOUSANDS)  OF NET ASSETS
--------------------------------------------------------------------------------
Medical Supplies ..........................            $35,746          10.7%
Financial Services -- Diversified .........             30,248           9.0
Retail -- Special Lines ...................             29,196           8.7
Retail Store ..............................             24,444           7.3
Medical Services ..........................             19,985           6.0

Five Largest Net Security Purchases*

                                                                       COST
ISSUE                                                             (IN THOUSANDS)
--------------------------------------------------------------------------------
Coca Cola Co. ..........................                              $5,648
Anheuser-Busch Companies, Inc. .........                               5,594
Procter & Gamble Co. (The) .............                               5,558
Wells Fargo & Co. ......................                               5,544
Limited Brands, Inc. ...................                               3,755

Five Largest Net Security Sales*

                                                                     PROCEEDS
ISSUE                                                             (IN THOUSANDS)
--------------------------------------------------------------------------------
Omnicom Group, Inc. .....................                             $5,031
Safeway Inc. ............................                              4,931
Universal Health Services, Inc. .........                              4,388
Supervalu, Inc. .........................                              4,347
Noble Corporation .......................                              3,960

* FOR THE SIX MONTH PERIOD ENDED 12/31/02
--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                 VALUE
  SHARES                                    (IN THOUSANDS)
----------------------------------------------------------
COMMON STOCKS (98.2%)

            ADVERTISING (1.3%)
  65,000    Omnicom Group, Inc. .................. $4,199
            AEROSPACE/ DEFENSE (1.4%)
  60,000    General Dynamics Corp. ...............  4,762

            BANK (4.6%)
  70,300    BB&T Corp. ...........................  2,600
 100,000    State Street Corp. ...................  3,900
 105,000    Wells Fargo & Co. ....................  4,921
 100,000    Zions Bancorporation .................  3,935
                                                   ------
                                                   15,356
            BANK -- MIDWEST (4.4%)
 250,000    Fifth Third Bancorp .................. 14,638

            BEVERAGE --
             ALCOHOLIC (1.5%)
 105,000    Anheuser-Busch Companies, Inc.          5,082

            BEVERAGE --
             SOFT DRINK (1.4%)
 110,000    Coca-Cola Company ....................  4,820

            BIOTECHNOLOGY (2.6%)
 181,600    Amgen Inc.* ..........................  8,779

            CHEMICAL --
             SPECIALTY (1.8%)
 175,000    International Flavors &
             Fragrances, Inc. ....................  6,143

            COMPUTER &
             PERIPHERALS (1.0%)
 125,000    Dell Computer Corp.* .................  3,343

            COMPUTER SOFTWARE &
             SERVICES (5.6%)
 251,175    Fiserv, Inc.* ........................  8,527
 200,000    Microsoft Corp.* ..................... 10,340
                                                   ------
                                                   18,867

            DRUG (2.0%)
 216,000    Pfizer, Inc. .........................  6,603

                                                 VALUE
  SHARES                                    (IN THOUSANDS)
----------------------------------------------------------
            EDUCATIONAL SERVICES (1.3%)
 116,300    Education Management Corp.* .......... $4,373

            ELECTRICAL
             EQUIPMENT (2.2%)
 300,000    General Electric Co. .................  7,305

            ENTERTAINMENT
             TECHNOLOGY (0.9%)
  60,000    Electronic Arts Inc.* ................  2,986

            FINANCIAL SERVICES --
             DIVERSIFIED (9.0%)
 175,000    American International
             Group, Inc. ......................... 10,124
 275,000    Citigroup, Inc. ......................  9,677
  67,000    Federal Home Loan
             Mortgage Corp. ......................  3,956
  55,000    Federal National Mortgage
             Association .........................  3,538
  65,000    Hartford Financial Services
             Group, Inc. (The) ...................  2,953
                                                   ------
                                                   30,248
            FURNITURE/ HOME
             FURNISHINGS (0.6%)
  35,000    Mohawk Industries, Inc.*. ............  1,993

            HOME APPLIANCE (0.9%)
  55,000    Whirlpool Corp. ......................  2,872

            HOMEBUILDING (2.8%)
  65,700    KB Home ..............................  2,815
  65,000    Lennar Corp. .........................  3,354
  70,000    Pulte Homes, Inc. ....................  3,351
                                                   ------
                                                    9,520
            HOUSEHOLD
             PRODUCTS (1.6%)
  62,500    Procter & Gamble Co. (The) ...........  5,371

            INSURANCE -- LIFE (1.1%)
  60,000    AFLAC, Inc. ..........................  1,807
 100,000    UnumProvident Corp. ..................  1,754
                                                   ------
                                                    3,561

--------------------------------------------------------------------------------
6

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  VALUE
  SHARES                                     (IN THOUSANDS)
-----------------------------------------------------------
          INSURANCE -- PROPERTY/
           CASUALTY (0.2%)
 11,881   Travelers Property Casualty Corp.
           Class "A"* ........................... $    174
 24,410   Travelers Property Casualty Corp
           Class "B"*. ..........................      358
                                                  --------
                                                       532

          INTERNET (0.6%)
 32,000   eBay, Inc.* ...........................    2,170

          MEDICAL SERVICES (6.0%)
280,000   HCA, Inc. .............................   11,620
148,200   Laboratory Corp. of America
           Holdings* ............................    3,444
135,000   Oxford Health Plans, Inc.* ............    4,921
                                                  --------
                                                    19,985

          MEDICAL SUPPLIES (10.7%)
150,000   Biomet, Inc. ..........................    4,299
 40,000   Cardinal Health, Inc. .................    2,368
124,500   Fisher Scientific
           International, Inc.* .................    3,745
200,000   Johnson & Johnson .....................   10,742
320,000   Medtronic, Inc. .......................   14,592
                                                  --------
                                                    35,746

          OFFICE EQUIPMENT &
           SUPPLIES (1.1%)
200,000   Staples, Inc.* ........................    3,660

          OILFIELD SERVICES/
           EQUIPMENT (1.4%)
140,000   BJ Services Co.* ......................    4,523

          PHARMACY
           SERVICES (1.6%)
 50,000   Express Scripts, Inc. Class "A"* ......    2,402
100,000   Walgreen Co ...........................    2,919
                                                  --------
                                                     5,321

          RAILROAD (0.8%)
125,000   Norfolk Southern Corp. ................    2,499

                                                  VALUE
  SHARES                                     (IN THOUSANDS)
-----------------------------------------------------------
          RECREATION (5.4%)
300,000   Harley-Davidson, Inc. ................. $ 13,860
225,000   Mattel, Inc. ..........................    4,309
                                                  --------
                                                    18,169

          RESTAURANT (0.8%)
 75,000   Cheesecake Factory,
           Incorporated (The)* ..................    2,711

          RETAIL BUILDING
           SUPPLY (3.4%)
300,000   Lowe's Companies, Inc. ................   11,250

          RETAIL --
           SPECIAL LINES (8.7%)
270,000   Abercrombie & Fitch Co.
           Class "A"* ...........................    5,524
337,500   AnnTaylor Stores Corp.* ...............    6,892
300,000   Bed Bath & Beyond Inc.* ...............   10,359
215,000   Limited Brands, Inc. ..................    2,995
200,000   PETsMART, Inc.* .......................    3,426
                                                  --------
                                                    29,196

          RETAIL STORE (7.3%)
130,000   Costco Wholesale Corp.* ...............    3,648
200,000   Kohl's Corp.* .........................   11,190
135,000   Target Corp. ..........................    4,050
110,000   Wal-Mart Stores, Inc. .................    5,556
                                                  --------
                                                    24,444

          THRIFT (1.2%)
120,000   Washington Mutual, Inc. ...............    4,144

          TOBACCO (1.0%)
 86,000   Philip Morris Companies, Inc. .........    3,486
                                                  --------
TOTAL COMMON STOCKS
 AND TOTAL INVESTMENT
 SECURITIES (98.2%)
 (COST $218,947,000)............................. $328,657
                                                  --------

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                                    VALUE
   PRINCIPAL                                     (IN THOUSANDS
    AMOUNT                                      EXCEPT PER SHARE
(IN THOUSANDS)                                      AMOUNT)
----------------------------------------------------------------
REPURCHASE AGREEMENT (1.9%)
(INCLUDING ACCRUED INTEREST)
 $ 6,200  Collateralized by $4,155,000
          U.S. Treasury Bonds
          8.875%, due 2/15/19, with a
          value of $6,314,000 (with
          Morgan Stanley Dean Witter
          & Co., 1.05% dated
          12/31/02, due 1/2/03,
          delivery value  $6,200,362) .......... $  6,200

EXCESS OF LIABILITIES OVER
 CASH AND OTHER ASSETS (-0.1%)...................     (363)
                                                  --------

NET ASSETS (100.0%) ............................. $334,494
                                                  ========

NET ASSET VALUE, OFFERING
 AND REDEMPTION PRICE PER
 OUTSTANDING SHARE
 ($334,493,596\D 12,083,592 SHARES OF
 CAPITALSTOCK OUTSTANDING)...................... $  27.68
                                                  ========

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
8

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                       DOLLARS
                                                    (IN THOUSANDS
                                                     EXCEPT PER
                                                    SHARE AMOUNT)
                                                   --------------
ASSETS:
Investment securities, at value
   (Cost -- $218,947) ..........................    $328,657
Repurchase agreement
   (Cost -- $6,200) ............................       6,200
Cash ...........................................          38
Dividends receivable ...........................         279
Receivable for capital shares sold .............         114
Prepaid insurance expense ......................           6
                                                    --------
  TOTAL ASSETS .................................     335,294
                                                    --------
LIABILITIES:
Payable for capital shares repurchased .........         459
Accrued expenses:
   Advisory fee ................................         219
   Service and distribution plan fees
      payable ..................................          73
   Other .......................................          49
                                                    --------
  TOTAL LIABILITIES ............................         800
                                                    --------
NET ASSETS .....................................    $334,494
                                                    ========
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   12,083,592 shares) ..........................    $ 12,084
Additional paid-in capital .....................     221,170
Accumulated net realized loss on
   investments .................................      (8,470)
Net unrealized appreciation of
   investments .................................     109,710
                                                    --------
NET ASSETS .....................................    $334,494
                                                    ========
NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER OUTSTANDING
   SHARE ($334,493,596 - 12,083,592
   SHARES OUTSTANDING) .........................    $  27.68
                                                    ========

STATEMENT OF OPERATIONS FOR THE AT
YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                    DOLLARS
                                                 (IN THOUSANDS)
                                                ---------------
INVESTMENT INCOME:
Dividends ...................................     $   3,025
Interest ....................................            75
                                                  ---------
 Total Income ...............................         3,100
                                                  ---------
EXPENSES:
Advisory fee ................................         3,092
Service and distribution plan fees ..........         1,031
Interest and commitment fee expense .........           449
Transfer agent fees .........................           167
Trading service expense .....................           109
Auditing and legal fees .....................            57
Insurance, dues and other ...................            53
Custodian fees ..............................            51
Postage .....................................            47
Printing ....................................            43
Registration and filing fees ................            23
Directors' fees and expenses ................            21
                                                  ---------
   Total Expenses Before Custody
     Credits ................................         5,143
   Less: Custody Credits ....................            (1)
                                                  ---------
   Net Expenses .............................         5,142
                                                  ---------
NET INVESTMENT LOSS .........................        (2,042)
                                                  ---------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
   Net Realized Loss ........................        (7,965)
   Change in Net Unrealized
     Appreciation ...........................      (119,473)
                                                  ---------
NET REALIZED LOSS AND CHANGE IN NET
   UNREALIZED APPRECIATION ON
   INVESTMENTS ..............................      (127,438)
                                                  ---------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS ...............................     $(129,480)
                                                  =========

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
--------------------------------------------------------------------------------

                                                                      YEAR ENDED       YEAR ENDED
                                                                     DECEMBER 31,     DECEMBER 31,
                                                                         2002             2001
                                                                    --------------   -------------
                                                                        (DOLLARS IN THOUSANDS)
OPERATIONS:
 Net investment loss ..............................................   $   (2,042)     $   (2,839)
 Net realized (loss) gain on investments ..........................       (7,965)         34,456
 Change in net unrealized appreciation ............................     (119,473)        (99,636)
                                                                      ----------      ----------
 Net decrease in net assets from operations .......................     (129,480)        (68,019)
                                                                      ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS:
 Net realized gain from investment transactions ...................       (4,705)        (29,521)
                                                                      ----------      ----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares .....................................      112,981         328,227
 Proceeds from reinvestment of distributions to shareholders ......        4,399          27,300
 Cost of shares repurchased .......................................     (144,395)       (363,887)
                                                                      ----------      ----------
 Net decrease from capital share transactions .....................      (27,015)         (8,360)
                                                                      ----------      ----------
TOTAL DECREASE IN NET ASSETS ......................................     (161,200)       (105,900)
NET ASSETS:
 Beginning of year ................................................      495,694         601,594
                                                                      ----------      ----------
 End of year ......................................................   $  334,494      $  495,694
                                                                      ==========      ==========

SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
10

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 2002
--------------------------------------------------------------------------------


1. SIGNIFICANT ACCOUNTING POLICIES

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) SECURITY VALUATION. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase are valued at amortized cost which approximates market value.

(B) REPURCHASE AGREEMENTS. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) SECURITY TRANSACTIONS AND DISTRIBUTIONS. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


2. CAPITAL SHARE TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Transactions in capital stock were as follows (in thousands except per share amounts):

                                    YEAR             YEAR
                                    ENDED           ENDED
                                DECEMBER 31,     DECEMBER 31,
                                    2002             2001
                               --------------   -------------
Shares sold ................     3,162            8,387
Shares issued to
   shareholders in
   reinvestment of
   distributions ...........       157              720
                                 -----            -----
                                 3,319            9,107
Shares repurchased .........     4,134            9,392
                                 -----            -----
Net decrease ...............      (815)            (285)
                                 =====            =====
Distributions per share
   from net realized gains     $ .3934          $ 2.365
                               =======          =======


3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                      YEAR ENDED
                                   DECEMBER 31, 2002
                                  ------------------
                                    (IN THOUSANDS)
PURCHASES:
Investment Securities .........   $117,283
                                  ========
SALES:
Investment Securities .........   $178,444
                                  ========


4. INCOME TAXES

In December 31, 2002, information on the tax components of capital is as follows:

                                          (IN THOUSANDS)
Cost of investments for tax
   purposes ..........................   $225,276
                                         --------
Gross tax unrealized
   appreciation ......................   $121,707
Gross tax unrealized
   depreciation ......................    (12,126)
                                         --------
Net tax unrealized appreciation
   on investments ....................    109,581
                                         ========
Capital loss carryforward
   expires December 31, 2010 .........   $  5,933
                                         ========

The tax composition of distributions to shareholders for the years ended December 31, 2002 and 2001 were all from net long-term capital gains.

During the year ended December 31, 2002, as permitted under federal income tax regulations, the Fund elected to defer $2,154,000 of Post-October net capital losses to the next taxable year. To the extent future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to the shareholders.

Net realized gain (loss) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and losses deferred on tax straddles.

Permanent book-tax differences relating to current year net operating loss were reclassified within the composition of the net asset accounts. In the current year the Fund reclassified $2,042,000 from accumulated net investment loss to additional paid-in-capital. Net assets were not affected by this reclassification.

--------------------------------------------------------------------------------
12

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                                                               DECEMBER 31, 2002
--------------------------------------------------------------------------------


5. INVESTMENT ADVISORY CONTRACT, MANAGEMENT FEES, AND TRANSACTIONS WITH
   AFFILIATES

An advisory fee of $3,092,000 was paid or payable to Value Line, Inc., the Fund's investment adviser (the "Adviser"), for the year ended December 31, 2002. This was computed at the rate of 3/4 of 1% of the average daily net assets for the year and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by Value Line Securities, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, in advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. For the year ended December 31, 2002, fees amounting to $1,031,000 were paid or payable to the Distributor under this Plan.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and directors of the Fund. In the nine-month period ended September 30, 2002, the Fund reimbursed the Distributor $109,000 for trading services it performed on behalf of the Fund. In the three month period ended December 31, 2002 the Fund paid brokerage commissions totaling $37,698 to the Distributor, which clears its transactions through unaffiliated brokers.

For the year ended December 31, 2002, the Fund's expenses were reduced by $1,084 under a custody credit arrangement with the Custodian.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 487,385 shares of the Fund's capital stock, representing 4% of the outstanding shares at December 31, 2002.


6. BORROWING ARRANGEMENT

The Fund has a line of credit agreement with State Street Bank and Trust ("SSBT"), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which, at the Fund's option, may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at December 31, 2002. The weighted average amount of bank loans outstanding for the year ended December 31, 2002, amounted to approximately $15,484,000 at a weighted average interest rate of 2.79%. For the year ended December 31, 2002, interest expense of approximately $437,000 and commitment fees of approximately $12,000 relating to borrowings under the agreement were paid or payable to SSBT.

--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                            YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------------------
                                                    2002             2001             2000             1999             1998
                                                 ==========       ==========       ==========       ==========       ==========
NET ASSET VALUE, BEGINNING OF YEAR ..........    $    38.43       $    45.63       $    57.98       $    48.42       $    35.58
                                                 ----------       ----------       ----------       ----------       ----------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
 Net investment loss ........................          (.17)            (.22)            (.22)            (.14)            (.08)
 Net gains or losses on securities (both
  realized and unrealized ...................        (10.19)           (4.61)           (7.78)           14.90            14.13
                                                 ----------       ----------       ----------       ----------       ----------
 Total from investment operations ...........        (10.36)           (4.83)           (8.00)           14.76            14.05
                                                 ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS:
 Distributions from net realized gains ......          (.39)           (2.37)           (4.35)           (5.20)           (1.21)
                                                 ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR ................    $    27.68       $    38.43       $    45.63       $    57.98       $    48.42
                                                 ----------       ----------       ----------       ----------       ----------
TOTAL RETURN ................................        -26.96%          -10.53%          -13.92%           30.99%           39.63%
                                                 ----------       ----------       ----------       ----------       ----------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ......    $  334,494       $  495,694       $  601,594       $  763,203       $  608,498
Ratio of expenses to average net assets
 (including interest expense) ...............          1.25%(1)         1.16%(1)          .96%(1)          .82%(1)          .87%
Ratio of expenses to average net assets
 (excluding interest expense) ...............          1.14%(1)         1.09%(1)          .95%(1)          .82%(1)          .84%
Ratio of net investment loss to average
 net assets .................................         (0.49)%           (.54)%           (.41)%           (.28)%           (.22)%
Portfolio turnover rate .....................            28%              50%              28%              27%              54%

(1) RATIOS REFLECT EXPENSES GROSSED UP FOR CUSTODY CREDIT ARRANGEMENT. THE RATIO OF EXPENSES TO AVERAGE NET ASSETS NET OF CUSTODY CREDITS WOULD NOT HAVE CHANGED.



SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
14

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Leveraged Growth Investors, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York


February 14, 2003



--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

MANAGEMENT INFORMATION
The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 15 Value Line Funds and oversees a total of 16 portfolios. Each Director serves until his or her successor is elected and qualified.

                                                              PRINCIPAL
                                                              OCCUPATION
                                                LENGTH OF     DURING THE                       OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE     POSITION             TIME SERVED   PAST 5 YEARS                     HELD BY DIRECTOR
==================================================================================================================
INTERESTED DIRECTORS*
--------------------
Jean Bernhard Buttner      Chairman of the      Since 1983    Chairman, President and          Value Line, Inc.
Age 68                     Board of Directors                 Chief Executive Officer of
                           and President                      Value Line, Inc. (the
                                                              "Adviser") and
                                                              Value Line
                                                              Publishing, Inc.
                                                              Chairman and
                                                              President of each
                                                              of the 15 Value
                                                              Line Funds and
                                                              Value Line
                                                              Securities, Inc.
                                                              (the
                                                              "Distributor").
------------------------------------------------------------------------------------------------------------------
Marion N. Ruth             Director             Since 2000    Real Estate Executive:           Value Line, Inc.
5 Outrider Road                                               President, Ruth Realty (real
Rolling Hills, CA 90274                                       estate broker); Director of the
Age 68                                                        Adviser since 2000.
------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS
------------------------
John W. Chandler           Director             Since 1991    Consultant, Academic Search      None
1611 Cold Spring Rd.                                          Consultation Service, Inc.
Williamstown, MA 01267                                        Trustee Emeritus and
Age 79                                                        Chairman (1993-1994) of the
                                                              Board of Trustees of Duke
                                                              University; President
                                                              Emeritus, Williams College.
------------------------------------------------------------------------------------------------------------------
Frances T. Newton          Director             Since 2000    Customer Support Analyst,        None
4921 Buckingham Drive                                         Duke Power Company
Charlotte, NC 28209
Age 61
------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
16

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


                                                      PRINCIPAL
                                                      OCCUPATION
                                        LENGTH OF     DURING THE                   OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE       POSITION   TIME SERVED   PAST 5 YEARS                 HELD BY DIRECTOR
======================================================================================================
Francis C. Oakley            Director   Since 2000    Professor of History,        Berkshire Life
54 Scott Hill Road                                    Williams College, 1961 to    Insurance Company.
Williamstown, MA 01267                                2002. President Emeritus
Age 71                                                since 1994 and President,
                                                      1985-1994; Chairman
                                                      (1993-1997) and Interim
                                                      President (2002) of the
                                                      American Council of
                                                      Learned Societies.
------------------------------------------------------------------------------------------------------
David H. Porter              Director   Since 1997    Visiting Professor of        None
5 Birch Run Drive                                     Classics, Williams College,
Saratoga Springs, NY 12866                            since 1999; President
Age 67                                                Emeritus, Skidmore College
                                                      since 1999 and President,
                                                       1987-1998.
------------------------------------------------------------------------------------------------------
Paul Craig Roberts           Director   Since 1983    Chairman, Institute for      A. Schulman Inc.
169 Pompano St.                                       Political Economy.           (plastics)
Panama City Beach, FL 32413
Age 64
------------------------------------------------------------------------------------------------------
Nancy-Beth Sheerr            Director   Since 1996    Senior Financial Advisor,    None
1409 Beaumont Drive                                   Hawthorne, since 2001;
Gladwyne, PA 19035                                    Chairman, Radcliffe College
Age 54                                                Board of Trustees.
                                                       1990-1999.
------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


                                                         PRINCIPAL
                                                         OCCUPATION
                                           LENGTH OF     DURING THE                     OTHER DIRECTORSHIPS
NAME, ADDRESS, AND AGE   POSITION          TIME SERVED   PAST 5 YEARS                   HELD BY DIRECTOR
===========================================================================================================
OFFICERS
--------
Alan Hoffman             Vice President    Since 1994    Portfolio Manager with the              --
Age 49                                                   Adviser.
-----------------------------------------------------------------------------------------------------------
Philip Orlando           Vice President    Since 2000    Chief Investment Officer of             --
Age 44                                                   the Adviser.
-----------------------------------------------------------------------------------------------------------
Stephen Grant            Vice President    Since 1996    Portfolio Manager with the              --
Age 49                                                   Adviser.
-----------------------------------------------------------------------------------------------------------
David T. Henigson        Vice President,   Since 1994    Director, Vice President and            --
Age 45                   Secretary and                   Compliance Officer of the
                         Treasurer                       Adviser. Director and
                                                         Vice President of the
                                                         Distributor. Vice President,
                                                         Secretary and Treasurer of
                                                         each of the 15 Value Line
                                                         Funds.
-----------------------------------------------------------------------------------------------------------

* MRS. BUTTNER IS AN "INTERESTED PERSON" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940 BY VIRTUE OF HER POSITIONS WITH THE ADVISER AND HER INDIRECT OWNERSHIP OF A CONTROLLING INTEREST IN THE ADVISER; MRS. RUTH IS AN INTERESTED PERSON BY VIRTUE OF BEING A DIRECTOR OF THE ADVISER.

UNLESS OTHERWISE INDICATED, THE ADDRESS FOR EACH OF THE ABOVE IS 220 EAST 42ND STREET, NEW YORK, NY 10017.



--------------------------------------------------------------------------------
The Fund's Statement of Additional Information (SAI) includes additional information about the Fund's directors and is available without charge, upon request, by calling 1-800-243-2729.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18

                                     VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

--------------------------------------------------------------------------------










                     (This page intentionally left blank.)










--------------------------------------------------------------------------------

VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

                         THE VALUE LINE FAMILY OF FUNDS
--------------------------------------------------------------------------------

1950 -- THE VALUE LINE FUND seeks long-term growth of capital. Current income is a secondary objective.

1952 -- VALUE LINE INCOME AND GROWTH FUND'S primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 -- THE VALUE LINE SPECIAL SITUATIONS FUND seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 -- VALUE LINE LEVERAGED GROWTH INVESTORS' sole investment objective is to realize capital growth.

1979 -- THE VALUE LINE CASH FUND, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 -- VALUE LINE U.S. GOVERNMENT SECURITIES FUND seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 -- VALUE LINE CENTURION FUND* seeks long-term growth of capital.

1984 -- THE VALUE LINE TAX EXEMPT FUND seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and The National Bond Portfolio. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 -- VALUE LINE CONVERTIBLE FUND seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986 -- VALUE LINE AGGRESSIVE INCOME TRUST seeks to maximize current income.

1987 -- VALUE LINE NEW YORK TAX EXEMPT TRUST seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 -- VALUE LINE STRATEGIC ASSET MANAGEMENT TRUST* seeks to achieve a high total investment return consistent with reasonable risk.

1993 -- VALUE LINE EMERGING OPPORTUNITIES FUND invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993 -- VALUE LINE ASSET ALLOCATION FUND seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995 -- VALUE LINE U.S. MULTINATIONAL COMPANY FUND'S investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* ONLY AVAILABLE THROUGH THE PURCHASE OF GUARDIAN INVESTOR, A TAX DEFERRED VARIABLE ANNUITY, OR VALUEPLUS, A VARIABLE LIFE INSURANCE POLICY.


FOR MORE COMPLETE INFORMATION ABOUT ANY OF THE VALUE LINE FUNDS, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS FROM VALUE LINE SECURITIES, INC., 220 EAST 42ND STREET, NEW YORK, NEW YORK 10017-5891 OR CALL 1-800-223- 0818, 24
HOURS A DAY, 7 DAYS A WEEK, OR VISIT US AT WWW.VALUELINE.COM. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

--------------------------------------------------------------------------------
20